UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2007

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue

Linwood, Pennsylvania	19061
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 859-3000

Not applicable

(Former name or former address if changed since last report)

SECTION 8 – OTHER EVENTS

ITEM 8.01 – Other Events.

In connection with certain organizational changes in the Corporate Accounting Department of Foamex International Inc. (the “Company”), including the elimination of the Chief Accounting Officer position, Robert P. Huberty, Interim Chief Accounting Officer, will be leaving the Company on April 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2007

FOAMEX INTERNATIONAL INC.

By:	/s/ Gregory J. Christian
Name:	Gregory J. Christian
Title:	President